EXHIBIT 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, T. Randolph Catanese, the Chief Executive Officer of Direct Response Financial Services, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Annual Report on Form 10-KSB of the Company for the fiscal year ended January 31, 2006 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Direct Response Financial Services, Inc. and will be retained by Direct Response Financial Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: May 24, 2006

                                            /s/ T. Randolph Catanese
                                            -----------------------------------
                                            Name: T. Randolph Catanese
                                            Title: Chief Executive Officer